UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 20, 2017

COACH, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Hudson Yards, New York, NY 10001
(Address of principal executive offices) (Zip Code)

(212) 594-1850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 6, 2017, Coach, Inc., a Maryland corporation (the “Company”), entered into a previously announced underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for its underwritten public offering of $400,000,000 aggregate principal amount of 3.000% senior unsecured notes due 2022 (the “2022 Notes”) and $600,000,000 aggregate principal amount of 4.125% senior unsecured notes due 2027 (the “2027 Notes,” and together with the 2022 Notes, the “Notes”). On June 20, 2017, the Notes were issued under an Indenture, dated as of March 2, 2015 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, dated as of June 20, 2017, with respect to the 2022 Notes (the “Second Supplemental Indenture”) and the Third Supplemental Indenture, dated as of June 20, 2017, with respect to the 2027 Notes (the “Third Supplemental Indenture” and, together with the Base Indenture and the Second Supplemental Indenture, the “Indenture”), each between the Company and U.S. Bank National Association, as trustee.

The 2022 Notes will bear interest at a rate of 3.000% per year and the 2027 Notes will bear interest at a rate of 4.125% per year, subject to adjustments from time to time if either Moody’s or S&P (or a substitute rating agency therefor) downgrades (or downgrades and subsequently upgrades) the credit rating assigned to the 2022 Notes or the 2027 Notes, as applicable, as set forth in more detail in the prospectus supplement filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 7, 2017. Interest on the 2022 Notes and the 2027 Notes is payable semi-annually on January 15 and July 15 of each year, beginning on January 15, 2018. The Notes will be unsecured, senior obligations and rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness, senior in right of payment to any of the Company’s future subordinated indebtedness, effectively subordinated in right of payment to any of the Company’s subsidiaries’ obligations (including secured and unsecured obligations) and effectively subordinated in right of payment to any of the Company’s secured obligations, to the extent of the assets securing such obligations.

The Indenture contains covenants limiting the Company’s ability to: (1) create certain liens, (2) enter into certain sale and leaseback transactions and (3) merge, or consolidate or transfer, sell or lease all or substantially all of the Company’s assets. These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered pursuant to a shelf registration statement on Form S-3 (File No. 333-200642), which became immediately effective upon its filing with the SEC on December 1, 2014. A preliminary Prospectus Supplement dated June 6, 2017 relating to the Notes was filed with the SEC on June 6, 2017, and a final Prospectus Supplement dated June 6, 2017 was filed with the SEC on June 7, 2017.

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, various financial advisory, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The description of the Indenture in this Current Report on Form 8-K is a summary of, and is qualified in its entirety by, the terms of the Indenture. A copy of the Base Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on March 2, 2015, and is incorporated herein by reference. A copy of the Second Supplemental Indenture is filed as Exhibit 4.1 to this report and incorporated herein by reference. A copy of the Third Supplemental Indenture is filed as Exhibit 4.2 to this report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On June 20, 2017, the Company issued a press release announcing the closing of its underwritten public offering of $400,000,000 aggregate principal amount of 3.000% senior unsecured notes due 2022 and $600,000,000 aggregate principal amount of 4.125% senior unsecured notes due 2027, a copy of which is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	4.1	Second Supplemental Indenture, dated as of June 20, 2017, relating to the 3.000% senior unsecured notes due 2022, between the Company and U.S. Bank National Association, as trustee
	4.2	Third Supplemental Indenture, dated as of June 20, 2017, relating to the 4.125% senior unsecured notes due 2027, between the Company and U.S. Bank National Association, as trustee
	4.3	Form of 3.000% senior unsecured notes due 2022 (included in the Second Supplemental Indenture filed as Exhibit 4.1 of this Current Report on Form 8-K)
	4.4	Form of 4.125% senior unsecured notes due 2027 (included in the Third Supplemental Indenture filed as Exhibit 4.2 of this Current Report on Form 8-K)
	5.1	Opinion of Venable LLP
	5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP
99.1
Press Release issued by the Company on June 20, 2017, announcing the closing of its underwritten public offering of $400,000,000 aggregate principal amount of 3.000% senior unsecured notes due 2022 and $600,000,000 aggregate principal amount of 4.125% senior unsecured notes due 2027

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2017

COACH, INC.

By:	/s/ Todd Kahn
Todd Kahn
President, Chief Administrative Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of June 20, 2017, relating to the 3.000% senior unsecured notes due 2022, between the Company and U.S. Bank National Association, as trustee
4.2	Third Supplemental Indenture, dated as of June 20, 2017, relating to the 4.125% senior unsecured notes due 2027, between the Company and U.S. Bank National Association, as trustee
4.3	Form of 3.000% senior unsecured notes due 2022 (included in the Second Supplemental Indenture filed as Exhibit 4.1 of this Current Report on Form 8-K)
4.4	Form of 4.125% senior unsecured notes due 2027 (included in the Third Supplemental Indenture filed as Exhibit 4.2 of this Current Report on Form 8-K)
5.1	Opinion of Venable LLP
5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP
99.1
Press Release issued by the Company on June 20, 2017, announcing the closing of its underwritten public offering of $400,000,000 aggregate principal amount of 3.000% senior unsecured notes due 2022 and $600,000,000 aggregate principal amount of 4.125% senior unsecured notes due 2027